                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

            Date of Report (Date of earliest event) December 1, 2003
                                ----------------



                           BELDEN & BLAKE CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



           Ohio                                    0-20100                                  34-1686642
-------------------------------            ------------------------               --------------------------------
(State or other jurisdiction of            (Commission File Number)               (IRS Employer Identification No.)
      incorporation)



5200 Stoneham Road, North Canton, Ohio                                    44720
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(Address of principal executive offices)                               (Zip Code)

                                 (330) 499-1660
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               Registrant's telephone number, including area code

ITEM 9.  REGULATION FD DISCLOSURE

         Belden & Blake Corporation ("Belden & Blake" or the "Company") is furnishing the following information under Item 9 of this Current Report on Form 8-K.

         The information in this report is furnished pursuant to Item 9 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, except if the Company specifically states that the information is to be considered "filed" under the Securities Exchange Act of 1934 or incorporates it by reference into a filing under the Securities Act of 1933 or the Securities Exchange Act of 1934. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

         The information in this document includes forward-looking statements that are made pursuant to Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements, and the business prospects of Belden & Blake are subject to a number of risks and uncertainties which may cause the Company's actual results in future periods to differ materially from the forward-looking statements contained herein. These risks and uncertainties include, but are not limited to, the Company's access to capital, the market demand for and prices of oil and natural gas, the Company's oil and gas production and costs of operation, results of the Company's future drilling activities, the uncertainties of reserve estimates and environmental risks. These and other risks are described in the Company's 10-K and 10-Q reports and other filings with the Securities and Exchange Commission.

OPERATIONAL OUTLOOK FOR 2003

         The Company's operational outlook for 2003 is based on its current productive wells and its low risk drilling plans for the remainder of 2003. Due to the uncertainty associated with exploratory drilling, acquisitions and dispositions, the Company does not include any projection of production resulting from these activities in this 2003 outlook. Accordingly, actual results in 2003 may differ significantly from the outlook provided.

         The following table includes estimates given as of December 1, 2003, that are based on current expectations and currently available information. These forward-looking statements are subject to a number of risks and uncertainties which may cause the Company's actual results to differ materially from the following estimates. The preceding sections address certain of the risks and uncertainties to which the Company is subject.

                                                                                           ESTIMATED
                                                                                -----------------------------------
                                                            QUARTER ENDING
                                       ---------------------------------------------------------      YEAR ENDING
                                        MARCH 31     JUNE 30     SEPTEMBER 30     DECEMBER 31         DECEMBER 31
                                       -----------  -----------  -------------  ----------------   ------------------
                                                    (UNAUDITED, DOLLARS IN MILLIONS, EXCEPT AS NOTED)
Production
    Gas (Mmcf)                             3,443         3,617         3,836       3,800 - 4,000      14,696 - 14,896
    Oil (Mbbls)                              101           102           103         103 - 109           409 - 415
    Total production (Mmcfe)               4,047         4,229         4,456       4,418 - 4,654      17,150 - 17,386

Production expense per Mcfe            $    1.11     $    1.12     $    1.12     $  1.14 - 1.16     $   1.13 - 1.14
Production taxes per Mcfe                   0.17          0.16          0.14        0.13 - 0.14         0.15 - 0.16
Exploration expense excluding
    exploratory dry hole expense       $     2.2     $     2.3     $     2.0     $   1.6 - 2.1      $    8.1 - 8.6
General and administrative expense           1.2           1.1           1.1         1.1 - 1.2           4.5 - 4.6
Gas gathering, marketing and
    oilfield services margin                 0.6           0.1           0.4         0.5 - 0.6           1.6 - 1.7

MMCF - MILLION CUBIC FEET        MCFE -  THOUSAND CUBIC FEET OF NATURAL
                                         GAS EQUIVALENT
MBBLS - THOUSAND BARRELS         MMCFE - MILLION CUBIC FEET OF NATURAL
                                         GAS EQUIVALENT

         The third quarter represents the Company's second consecutive quarter of production growth with total production up 5.4% from the second quarter and 10.1% from the first quarter.

Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:     December 1, 2003             BELDEN & BLAKE CORPORATION
      --------------------             (Registrant)



                                       By:  /s/ Robert W. Peshek
                                            --------------------------------
                                            Robert W. Peshek, Vice President
                                            and Chief Financial Officer